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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549



                                       FORM 8-K
                                    CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) October 28, 1996.

                           CHAMPION INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)

     WEST VIRGINIA                  0-21084                   55-0717455
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(State or other juris-       (Commission File No.)       (IRS Employer Identi-
diction of corporation)                                      fication No.)


2450 First Avenue
P. O. Box 2968
Huntington, West Virginia                                     25728
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code        (304) 528-2791
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                                NOT APPLICABLE
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         (Former name or former address, if changes since last report)




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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On October 28, 1996, Champion Industries, Inc. ("Champion"), a West Virginia corporation, announced that it had executed a Stock Purchase Agreement dated October 28, 1996 with IRM Services, Inc., a Florida corporation, providing for the purchase of all the issued and outstanding capital stock of Interform Corporation ("Interform"), a Pennsylvania corporation and wholly-owned subsidiary of IRM Services, Inc., for a cash price of Two Million Five Hundred Thousand Dollars ($2,500,000.00) and the assumption of a certain liability of Interform to IRM Services, Inc. in the amount of One Hundred Thirty Thousand Dollars ($130,000.00). Consummation of the acquisition is conditioned upon satisfaction of the provisions of the Stock Purchase Agreement. Upon consummation of such purchase, Interform will become a wholly-owned subsidiary of Champion and will continue operations as such. Champion anticipates utilizing a combination of working capital and bank borrowings to provide the cash consideration required by the Stock Purchase Agreement.

     Interform is one of the top fifteen independent business form manufacturers in the United States. It sells through a distributor network concentrated in Eastern Pennsylvania, New Jersey and metropolitan New York, New York. It also engages in direct sales of business forms in the Pittsburgh, Pennsylvania area.



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Interform operates a manufacturing facility in Bridgeville, Pennsylvania producing continuous and snap-out business forms, checks and envelopes, and has advised of its plans to close a manufacturing facility in Lock Haven, Pennsylvania.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

     The exhibits listed on the Exhibit Index on page 4 of this Form 8-K are filed herewith.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHAMPION INDUSTRIES, INC.
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                                                  (Registrant)



                                          /s/ JOSEPH C. WORTH, III
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Date: November 1, 1996                    Joseph C. Worth, III, Vice President
                                          and Chief Financial Officer


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                                 EXHIBIT INDEX


2.1 Interform Corporation Stock Purchase Agreement between IRM Services, Inc. and Champion Industries, Inc. dated October 28, 1996.


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